LITMAN GREGORY FUNDS TRUST

Supplement dated January 8, 2016 to Prospectus and Statement of Additional Information (“SAI”) of the Litman Gregory Funds Trust dated April 30, 2015, as supplemented

Notice to Existing and Prospective Shareholders of the Litman Gregory Masters Alternative Strategies Fund:

Effective immediately, Tim Garry will be removed as a portfolio manager to the Litman Gregory Masters Alternative Strategies Fund. Accordingly, all references to Tim Garry will be hereby deleted from the Prospectus and SAI dated April 30, 2015, as supplemented.

The following information replaces the table beginning on page 17 of the Prospectus dated April 30, 2015, as supplemented:

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE ALTERNATIVE STRATEGIES FUND SINCE:
Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Portfolio Manager	2011

SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE ALTERNATIVE STRATEGIES FUND SINCE:
DoubleLine Capital LP	Jeffrey Gundlach, Chief Executive Officer, Chief Investment Officer and Portfolio Manager	2011
First Pacific Advisors, LLC	Steven Romick, CFA, Managing Partner and Portfolio Manager	2011
	Brian Selmo, CFA, Partner and Portfolio Manager	2011
	Mark Landecker, CFA, Partner and Portfolio Manager	2011
Loomis, Sayles & Company, L.P.	Matthew Eagan, CFA, Vice President and Portfolio Manager	2011
	Kevin Kearns, Vice President and Portfolio Manager	2011
	Todd Vandam, CFA, Vice President and Portfolio Manager	2011
Passport Capital, LLC	John Burbank, Chief Investment Officer and Portfolio Manager	2014
Water Island Capital, LLC	John Orrico, CFA, President, Chief Investment Officer and Portfolio Manager	2011
	Todd Munn, Portfolio Manager	2011
	Roger Foltynowicz, Portfolio Manager	2011
	Gregg Loprete, Portfolio Manager	2011

The following information replaces the table beginning on page 43 of the Prospectus dated April 30, 2015, as supplemented.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET ASSET ALLOCATION RANGE	STRATEGY
Jeffrey Gundlach DoubleLine Capital LP	12.5%-32.5%	Opportunistic Income
Steven Romick, CFA Brian Selmo, CFA Mark Landecker, CFA First Pacific Advisors, LLC	12.5%-32.5%	Contrarian Opportunity
Matthew Eagan, CFA Kevin Kearns Todd Vandam, CFA Loomis, Sayles & Company, L.P.	12.5%-32.5%	Absolute Return Fixed Income
John Burbank Passport Capital, LLC	5%-15%	Liquid Long/Short Equity
John Orrico, CFA Todd Munn Roger Foltynowicz Gregg Loprete Water Island Capital, LLC	12.5%-32.5%	Arbitrage

The following information replaces the paragraph beginning on page 47 of the Prospectus dated April 30, 2015, as supplemented.

Liquid Long/Short Equity Strategy

John Burbank

Passport Capital, LLC

One Market Street

Stuart Tower Suite 2200

San Francisco, CA 94105

John Burbank is the portfolio manager responsible for the liquid long/short equity strategy (the “Liquid Long/Short Equity Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by Passport Capital, LLC (“Passport”). Burbank is the Founder, Managing Member and Chief Investment Officer of Passport, which he founded in 2000. Prior to founding Passport, Burbank worked at JMG Triton, an arbitrage fund, and at ValueVest Management, an emerging markets fund. Passport has been a sub-advisor to the Alternative Strategies Fund since 2014.

Passport seeks to achieve superior risk-adjusted returns through a combination of macroeconomic analysis, fundamental research and quantitative tools. Passport believes that global markets generally do a poor job of identifying or valuing large, secular changes that may have far-reaching consequences. By focusing on identifying these changes on a global basis, Passport seeks to find compelling investment opportunities (both long and short). Passport tries to identify durable and investable macroeconomic (and industry-specific) themes that can drive returns over a longer timeframe than that on which the general market is usually focused. Thematic research can include analysis of global economic and financial data, trade and industry publications, travel, the investment team’s networks, and non-financial reading and analysis. Based on Passport’s prioritization of investment themes, analysts may do research projects with respect to sectors/industries and companies to try to identify the most efficient and asymmetric way to exploit each theme.

Within that construct, the sector teams look from the bottom-up as well as top-down to determine whether they have company-specific indications tending to confirm or question Passport’s macro views, in addition to trying to find companies that will be most affected by the themes Passport has identified. Investment ideas do not necessarily need to be part of a theme, and in fact some of the biggest positions taken by Passport for the Alternative Strategies Fund may be idiosyncratic and company-specific.

In terms of fundamental analysis, Passport generally looks for companies (on the long side) that operate in industries with high barriers to entry, have few competitors, have above-average growth prospects, and/or trade at discounts to the investment team’s estimate of fair value.

Passport’s ideas for short positions are typically generated via the same process (identifying and analyzing unrecognized/undiscounted thematic change) with the investment theses resulting in short positions being taken in the expected losers from the change rather than the winners. There are also event-driven shorts that are more binary in nature. The mix of structural shorts and event-driven shorts varies according to the opportunities the investment team identifies. There can be no assurance that the Liquid Long/Short Equity Strategy will achieve its investment objective.

Please keep this Supplement with your Prospectus and SAI.